                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 April 19, 2001
                          ----------------------------
                        (Date of earliest event reported)


                              CONNETICS CORPORATION
                 -----------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                        0-27406                          94-3173928
       ---------------            -----------------------       ---------------------------------
 (State or Other Jurisdiction      (Commission File No.)        (IRS Employer Identification No.)
      of Incorporation)


              3400 West Bayshore Road, Palo Alto, California 94303
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (650) 843-2800
             -------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets.

         On April 19, 2001, Connetics Corporation (referred to as "we" and "our"), through our Australian subsidiary, Connetics Australia Pty Ltd, completed the acquisition of all of the issued and outstanding capital stock of Soltec Research Pty Ltd from Faulding Healthcare Pty Ltd., a wholly-owned subsidiary of F.H. Faulding & Co. Limited. The acquisition was consummated in accordance with the Share Sale Agreement, dated in Australia as of March 21, 2001, by and between F.H. Faulding & Co. Limited, Faulding Healthcare Pty Ltd, Connetics Australia Pty Ltd and Connetics Corporation. The purchase price of Australian $32 million in cash was paid out of our existing cash resources. Our two marketed dermatology products and current development programs are based on technology developed by Soltec Research, which specializes in dermatology drug delivery technologies. We currently plan to keep the operations of Soltec Research, located near Melbourne, Australia, in place.

         For more information, please see the Share Sale Agreement and press release filed as Exhibits 2.1 and 99.1 to our Current Report on Form 8-K dated March 20, 2001 and filed with the Securities and Exchange Commission on April 2, 2001, which Exhibits are incorporated herein by reference, and our press release attached as Exhibit 99.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


         (a)      Financial Statements of Businesses Acquired.

                  Pursuant to Rule 3-05(b)(2)(i) of Regulation S-X, financial statements of Soltec Research are not required.

         (b)      Pro Forma Financial Information.

                  Pursuant to Rule 11-01 of Regulation S-X, pro forma financial information is not required.

         (c)      Exhibits.

                  2.1* Share Sale Agreement, dated in Australia as of March 21, 2001, by and between F.H. Faulding & Co. Limited, Faulding Healthcare Pty Ltd, Connetics Australia Pty Ltd and Connetics Corporation. (1)

                  99.1     Press Release dated March 20, 2001. (1)

                  99.2     Press Release dated April 23, 2001.


--------
The symbol "[*]" is used to indicate that a portion of the exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                  (1) Incorporated by reference to the same-numbered Exhibit filed with our Current Report on Form 8-K dated March 20, 2001 and filed with the Securities and Exchange Commission on April 2, 2001.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CONNETICS CORPORATION


                                  By: /s/ John L. Higgins
                                     -------------------------------------------
                                      John L. Higgins
                                      Executive Vice President, Finance and
                                      Administration and Chief Financial Officer


Date:  May 3, 2001



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                                  EXHIBIT INDEX


       EXHIBIT
       NUMBER                            DESCRIPTION
       ------                            -----------
         2.1*     Share Sale Agreement, dated in Australia as of March 21, 2001, by and between F.H. Faulding & Co. Limited, Faulding
                  Healthcare Pty Ltd, Connetics Australia Pty Ltd and Connetics
                  Corporation. (1)

         99.1     Press Release dated March 20, 2001. (1)

         99.2     Press Release dated April 23, 2001.

         (1) Incorporated by reference to the same-numbered Exhibit filed with our Current Report on Form 8-K dated March 20, 2001 and filed with the Securities and Exchange Commission on April 2, 2001.

--------
The symbol "[*]" is used to indicate that a portion of the exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.




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